SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:    (513) 381-0777

N/A

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

On December 16, Games, Inc. issued a news release announcing the engagement of Wellfleet Partners, Inc.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(a)  Exhibits

Exhibit No.	Description

99.1	Press Release of Games, Inc. dated December 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Games, Inc.

	By:	/s/ Roger W. Ach II
Name: Roger W. Ach II
Title: Chief Executive Officer

Date: Dec. 16, 2003

Exhibit 99.1

Cincinnati, OH December 16, 2003 - Games, Inc. (NASDAQ: GMSI), (“Games”) today announced that it has engaged Wellfleet Partners, Inc. (“Wellfleet”), a boutique investment and merchant banking, venture capital and financial services and management consulting firm "This relationship is the first step in the implementation of our new strategic initiative," said Myles Cairns, Games Inc.'s Executive VP and CFO, noting that his company is currently discussing both acquisition financing and various strategic partnering with corporate portfolio clients of Wellfleet.

Cairns said the selection of Wellfleet continues a process in which Games has sought out synergistic relationships to further its expansion in the Internet and online games business. "Wellfleet has a unique understanding of our online Web games, Lottery Online business and the potential business opportunities they foster," said Cairns. "We believe Wellfleet will be helpful in developing and implementing Games’ financial strategy and we look forward to a mutually beneficial and long term relationship", said Mark Lev, Chairman and CEO of Wellfleet.

About Wellfleet Partners

Wellfleet Partners, investment bankers and boutique venture capital and management consulting firm, it invests in and/or sources capital for emerging private and publicly traded small to medium sized growth companies. In its 6 year history, it has over 100 portfolio companies.

About Games

Games, Inc. and its subsidiaries own and operate a compelling collection of online businesses engaged in interactive entertainment, online media and value-added information service providing subscribers with access to entertaining proprietary content via the Internet. The Company and its subsidiaries operate a branded network of web sites targeting three allied areas of interactive entertainment: government sponsored lotteries, Internet games, and digital greetings. In addition, we continue to develop and manage a large opt-in e-mail database.  We currently own and operate leading games and entertainment sites that include:

www.Lottery.com    www.GameLand.com    www.SkillMoney.com    www.Cards.com

Safe Harbor

This press release includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. For certain information regarding these risks and uncertainties, reference is made to Games’ Annual Report on Form 10-K/A for the fiscal year ended June 30, 2003 and the Quarterly Report on Form 10-Q for the period ended September 30, 2003.

    Media Relations Contact:

Investor Relations Contact:

    Sue Craner,

Myles Cairns

    (513) 721-3900

CFO Games, Inc.

    investorrelations@gamesinc.net

www.gamesinc.net